UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811 02995

Exact name of registrant as specified in charter: NRM Investment Company

Address of principal executive offices: NRM Investment Company, 280 Abrahams Lane, Villanova, Pennsylvania 19085

Name and address of agent for service: John H. McCoy, President, NRM Investment Company, 280 Abrahams Lane, Villanova, Pennsylvania 19085

Registrant’s Telephone Number: (610) 995-0322

Date of fiscal year end: August 31

Date of Reporting Period: Period ending February 28, 2010

ITEM 1 – REPORTS TO STOCKHOLDERS

A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act is attached hereto.

ITEM 2 – CODE OF ETHICS

This is a semi-annual report. A response is not required.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors does not have an audit committee and accordingly the entire board oversees the Registrant’s accounting and financial reporting processes including the audits of its financial statements. The board employs an outside accountant responsible for normal bookkeeping, tax preparation and recordkeeping, and employs a firm of independent auditors to report on internal controls and certify its financial records on an annual basis. The bookkeeper and outside auditor both qualify as financial experts. The outside accountant and auditor are engaged on behalf of the Registrant by the Company’s president and their engagements are ratified yearly by the shareholders. The outside auditor provides no services for the Registrant’s investment adviser. Note: two members of the five-member board of directors own 89.8% of its shares. Registrant has no salaried employees to otherwise fulfill the role of financial expert.

ITEM 4 – ACCOUNTANT FEES AND SERVICES

This is a semi-annual report. A response is not required.

ITEM 5   Registrant is not a listed issuer.

ITEM 6 – SCHEDULE OF INVESTMENTS

The information is included as part of the report to shareholders filed under Item 1 of this report and attached hereto.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not have a nominating committee. John H. McCoy, the Company's president and chairman of the board owns beneficially and of record approximately 80% of the Company's outstanding shares, he controls the Company, and is entitled to vote for every board member. Five shareholders, including Mr. McCoy, own beneficially approximately 99.7% of the Company’s outstanding shares. These circumstances obviate a nominating committee. All of the Board members, John H. McCoy, George Connell, Raymond Welsh, Anthony Fisher and Joseph Fabrizio routinely participate in the nomination of the directors at the annual shareholders meeting and by consensus accept the board members heretofore elected and currently serving.

ITEM 11 – CONTROLS AND PROCEDURES

The Fund operates through its five-member board of directors sitting as an executive committee of the whole; the board members receive only nominal director’s fees. The Fund has no employees other than its officers none of whom receives compensation in such role. (The Assistant Secretary to the Fund is its counsel who receives compensation only for legal work, not in his role as a Fund officer.) The Fund engages independent contractors to provide investment, financial and custodial services. The Fund’s principal executive and financial officer is its major shareholder and one of the five directors. In his view the following controls and procedures are effective to comply with the Regulations under the Investment Company Act.

Portfolio Procedures

1. The Investment Advisor has discretion in investing the Fund’s portfolio but only within the guidelines established by the Board of Directors, and those authorized to execute investment transactions act only on direction by the Board or Advisor.

2. Any significant inflows or outflows of cash will be brought to the President’s attention to confirm that a related purchase or sale of securities or other disbursement was authorized by him.

Investment Custody and Shareholder Services

All transactions with shareholders and the custody of the Fund’s securities are performed by an independent corporate custodian.  Any changes to these functions must be authorized by the Board of Directors.

Accounting and Reporting

1. The recording, summarizing and reporting of all financial data will be performed by a CPA who is independent of the buying and selling of securities as well as the disbursement of the Fund’s cash and transfer of the Fund’s assets.

2. Upon discovery, the CPA will bring any unusual transaction directly to the President and/or Board’s attention.

3. The CPA will provide directly to the Board of Directors a Statement of Net Assets and a Statement of Operations in accordance with generally accepted accounting principles within ten business days of each month end.

ITEM 12 – EXHIBITS

The required certifications are attached.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: NRM Investment Company

By:	/s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:	4/30/10

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. McCoy
John H. McCoy, President and Treasurer

Date:	4/30/10

By:	/s/ Edward Fackenthal
Edward Fackenthal, Counsel and Assistant Secretary

Date:	4/30/10

NRM Investment Company
Semi-annual Report
February 28, 2010

NRM INVESTMENT COMPANY

Total Returns

Six Months Ended February 28, 2010

Total Return
NRM Investment Company	8.47%
Composite Index1	7.61%

1 60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible

Performance at a Glance

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

NRM Investment Company	$3.07	$3.26	$0.065	$0.00

Advisor’s Report

The portfolio was able to keep pace with the performance of the Municipal bond market, essentially matching the performance of the benchmark index for the 6 month period. The Municipal market continued to benefit from strong demand from investors for tax-exempt income. The portfolio has kept its interest rate sensitivity as measured by duration to a modest level to limit vulnerability to future increases in interest rates.

The portfolio also benefitted from the continued strong performance on the part of the preferred stock market. Preferred stocks represent the significant asset class in the portfolio in addition to municipal bonds.

NRM INVESTMENT COMPANY

Performance Summary

The following is a line graph that compares the initial and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund and the six months ended February 28,2010. It assumes a $10,000 initial investment at the beginning of the first fiscal year and an appropriate broad-based securities market index for the same period.

NRM INVESTMENT COMPANY

Performance Summary - Continued

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compared with those of broad-based securities market indexes.  How the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns

During the 10 year period shown in the bar chart, the highest annual return was 15.96% (year ended 12/31/09) and the lowest annual return was -14.35% (year ended 12/31/08).

During the 10 year period shown in the bar chart, the highest quarterly return was 17.36% (quarter ended 6/30/09) and the lowest quarterly return was -14.87% (quarter ended 9/30/08).

NRM INVESTMENT COMPANY

Performance Summary - Continued

Average Annual Total returns for Periods Ended December 31, 2009

	1 year	5 years	10 years
Return Before Taxes	15.96%	-1.21%	1.94%
Return After Taxes on Distributions	15.27%	-1.79%	1.50%
Return After Taxes on Distributions and redemption of Fund Shares	23.19%	-16.86%	-13.44%

Comparative indexes (reflecting no deductions for fees, expenses or taxes)

Barclays 5 year Municipal Bond Index	7.40%	4.50%	5.24%

Merrill Lynch Preferred Stock DRD Eligible Index	12.38%	-12.00%	-3.29%

Composite Index 1	9.39%	-1.50%	2.18%

1.  60% Barclays 5 Yr Muni / 40% ML PFD Stock DRD Eligible. These indexes were used to compare the Company’s results with established benchmarks for asset categories similar to the Company’s investments.  The results were blended to reflect the proportions of like-kind investments the Company held in its 2008 portfolio forward.  Prior to 2008 the benchmark was  100% Barclays 5 Yr Muni.  The Company selected Merrill Lynch Preferred DRD (Dividend Received Deduction) Eligible as a benchmark as the nearest equivalent to the pass-through treatment the Company shareholders received for QDI (Qualified Dividend Income) from the bulk of its preferred shares.

After Tax returns are calculated using the historical highest individual federal marginal income tax rates that do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401K plans or individual retirement accounts.

NRM Investment Company

Statement of Assets and Liabilities
February 28, 2010
Unaudited

Assets

Investments at fair value (cost $12,585,176)	$11,446,728
Interest and dividends receivable	118,388
Prepaid expenses	2,600

Total Assets	11,567,716

Liabilities
Dividends payable	66,850
Accrued expenses and other liabilities	25,376

Total Liabilities	92,226

Net Assets, Applicable to 3,518,442 Outstanding Shares, Equivalent to $3.26 a Share	$11,475,490

See notes to financial statements.

NRM Investment Company

Schedule of Investments
February 28, 2010
Unaudited

	Principal Amount or Shares	Fair Value
Municipal Bonds –54.7%

General Obligation Bonds – 9.5%

Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at 100 (AMBAC)	250,000	$268,908
Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15, callable 8/1/12 at 100 (FGIC)	300,000	334,572
Pittsburgh, Pennsylvania, Refunding, 5.25%, due 9/1/16	100,000	111,563
Puerto Rico, 5.50%, due 7/1/17	250,000	265,442
Will County, Illinois, 5.0%, due 11/15/24	100,000	105,777

Total General Obligation Bonds	1,086,262

Housing Finance Agency Bonds - 1.9%

California Housing Finance Agency, Home Mortgage, 10.25%, due 2/1/14, callable 2/1/99 at 100	30,000	25,109
Louisana LOC Government Environmental Facilities Community Development Authority, Multi-family Housing, 4.25%, due 4/15/39, put 4/15/16 at 100.00	195,000	195,932

Total Housing Finance Agency Bonds	221,041

Other Revenue Bonds – 43.3%

Parkland, Pennsylvania School District, 5.375%, due 9/1/15 (FGIC)	170,000	198,269
Montgomery County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/10	250,000	255,562
Allegheny County, Pennsylvania Industrial Development Authority, 5.00%, due 11/1/11 (MBIA)	100,000	106,110
Philadelphia, Pennsylvania Gas Works, 18th Series, 5.00%, due 8/1/11 (CIFG)	300,000	305,967
Pennsylvania Infrastructure Investment Authority, 5.00%, due 9/1/12	500,000	552,550

See Notes to financial statements

NRM Investment Company

Schedule of Investments (Continued)
February 28, 2010
Unaudited

	Principal Amount or Shares	Fair Value
Municipal Bonds – 54.7% (Continued)

Other Revenue Bonds – 43.3% (Continued)

Pennsylvania State Higher Educational Facilities Authority, 5.50%, prerefunded 1/01/16	350,000	395,269
Harrisburg, Pennsylvania Recovery Facilities, 5.00%, mandatory put 12/1/33	425,000	431,196
Philadelphia, Pennsylvania Wastewater, 5.00%, due 7/1/14	250,000	278,303
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14, callable 12/1/08 at 101 (AMBAC)	155,000	157,409
St. Louis Missouri Municipal Finance Corporation, Leasehold Revenue (County Justice Center), 5.25%, due 2/15/15, callable 2/15/12 at 100 (AMBAC)	50,000	51,874
Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15, callable 12/1/08 at 101 (AMBAC)	140,000	142,159
Allegheny County Sanitation Authority, Sewer Revenue, 5.00%, due 12/1/23, callable 12/1/15 at 100	300,000	312,117
Allegheny County, Pennsylvania Higher Educational Building Authority, 5.50%, due 3/15/16, callable 6/15/12 at 100 (AMBAC)	150,000	166,095
Pennsylvania State Higher Educational Facilities Authority, 5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)	100,000	105,694
Philadelphia, Pennsylvania Gas Works, Fourth Series, 5.25%, due 8/1/16, callable 8/1/13 at 100	250,000	285,633
Chester County, Pennsylvania Health and Educational Authority (Devereux), 5.00%, due 11/1/18	405,000	411,160
Tobacco Settlement Financial Corporation, New Jersey, 5.00%, due 6/1/19 , callable 6/1/17 at 100	200,000	196,216
Pennsylvania State Higher Educational Facilities Authority (University of Pennsylvania Health System), 4.75%, due 8/15/22, callable 8/15/19 at 100	150,000	155,312
North Carolina Medical Care Community Mortgage Revenue (Chatham Hospital), 5.25%, due 8/1/26, callable 2/1/17 at 100 (MBIA)	250,000	237,294
Pennsylvania State Higher Educational Facilities Authority, 6.00%, due 1/15/31	200,000	203,936

Total Other Revenue Bonds		4,948,125

Total Municipal Bonds (Cost $6,105,539)	6,255,428

See Notes to financial statements

NRM Investment Company

Schedule of Investments (Continued)
February 28, 2010
Unaudited
	Principal Amount or Shares	Fair Value

Preferred Stocks – 36.5%

RBS Capital Trust VI, 6.25%	15,000	193,800
Aegon NV , 6.50%	15,000	293,100
Aegon NV, 6.875%	10,000	202,300
Barclays Bank, PLC ADR	20,000	431,790
Deutsche Bank Contingent Cap Tr, 6.55%	15,000	327,000
Goldman Sachs Group, Inc. 1/1000 B	15,000	375,900
HSBC USA, Inc., 1/40 Series H	20,000	485,000
ING Groep NV, 7.05%	10,000	198,500
ING Groep NV, Perpetual Debt Security	6,000	106,437
Metlife, Inc., 6.50%	17,500	431,375
PNC Financial Group, 8.25% , Floating Rate	300,000	313,653
Prudential PLC, 6.50%	12,500	291,375
Royal Bank of Scotland Group PLC ADR Series R	5,000	66,100
Royal Bank of Scotland Group PLC ADR Series Q	20,000	266,400
Santander Financial SA, 6.41%	9,000	193,410

Total Preferred Stocks (Cost $4,995,220)	4,176,140

Common Stocks – 4.9%

General Electric Co.	15,000	240,900
US Bancorp	13,000	319,930

Total Common Stocks (Cost $383,240)	560,830

Real Estate Investment Trusts – 1.0%
Capital Trust, Inc. (Cost $765,147)	70,000	118,300

Short-Term Investments - at Cost Approximating Fair Value - 2.9%

Federated Pennsylvania Municipal Cash Trust #8 – (Cost $336,030)	336,030	336,030

Total Investments - 100% (Cost $12,585,176)	$11,446,728

See Notes to financial statements

NRM Investment Company

Statement of Operations
Period Ended February 28, 2010
Unaudited

Investment Income
Interest	$129,471
Dividends	177,271
$306,742
Expenses

Investment advisory fees	16,769
Custodian fees	8,150
Transfer and dividend disbursing agent fees	950
Legal and professional fees	46,420
Directors’ fees	3,600
Insurance	750
Capital stock tax	3,457
Miscellaneous	5,533

Total Expenses	86,029

Net Investment Income	220,713

Realized and Unrealized Gain(Loss) on Investments

Net realized loss from investment transactions	(142,853)
Net unrealized appreciation of investments	829,544

Net Realized and Unrealized Gain on Investments	686,691

Net Increase in Net Assets Resulting from Operations	$907,404

See Notes to financial statements

NRM Investment Company

Statements of Changes in Net Assets
Six Months Ended February 28, 2010 and Year Ended August 31, 2009

	2/28/2010 Unaudited	8/31/2009
Increase in Net Assets from Operations

Net investment income	$220,713	$486,420
Net realized loss from investment transactions	(142,853)	(985,094)
Net unrealized appreciation(depreciation) of investments	829,544	(684,194)

Net Increase (Decrease) in Net Assets Resulting from Operations	907,404	(1,182,868)

Distributions to Shareholders	(228,697)	(335,957)

Capital Share Transactions	35	(241,182)

Total Increase (Decrease) in Net Assets	678,742	(1,760,007)

Net Assets – Beginning of Year	10,796,748	12,556,755

Net Assets - End of Period/Year	$11,475,490	$10,796,748

See Notes to financial statements

NRM Investment Company
February 28, 2010

Financial Highlights
Period Ended February 28, 2010,August 31, 2009, 2008, 2007, 2006, and 2005

	2/28/10
	Unaudited	2009	2008	2007	2006	2005

Per Share Data (for a share outstanding throughout the indicated period)

Net asset value, beginning of year	$3.069	$3.480	$3.551	$3.938	$3.900	$3.931

Net investment income (loss)	.063	.138	.321	(.131)	.110	.070

Net realized and unrealized gain (loss) on investments	.195	(.454)	(.336)	(.088)	.059	.097

Total from Investment Operations	.258	(.316)	(.015)	(.219)	.169	.167

Less distributions:
Dividends from capital gains	-	-	-	(.025)	(.021)	(.130)
Dividends from net tax-exempt income	(.027)	(.045)	(.024)	(.064)	(.086)	(.061)
Dividends from net taxable income	(.038)	(.050)	(.032)	(.079)	(.024)	(.007)

Total Distributions	(.065)	(.095)	(.056)	(.168)	(.131)	(.198)

Net Asset Value, End of Period	$3.262	$3.069	$3.480	$3.551	$3.938	$3.900

Total Return (Loss)	8.47%	(9.20%)	(0.37%)	(5.79%)	4.40%	3.76%

Ratios/Supplemental Data

Net assets, end of period/year (in thousands)	$11,475	$10,797	$12,557	$12,815	$14,209	$15,397

Ratio of expenses to average net assets	.77%	1.40%	1.33%*	8.62%	1.05%	1.23%

Ratio of net investment income (loss) to average net assets	1.98%	4.70%	9.23%	(3.43%)	2.77%	1.75%

Portfolio turnover rate	0.00%	17.27%	9.27%	18.00%	88.85%	56.38%

* Excludes the recovery of  environmental claims and related costs.

See Notes to financial statements

NRM Investment Company
February 28, 2010

Notes to Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies

Nature of Business

NRM Investment Company (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.  The investment objective of the Fund is to maximize and distribute income and gains on a current basis.  Its secondary objective is preservation of capital.  The Fund generally invests in both bond and equity markets and is subject to the risks and uncertainty inherent therein. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Valuation of Investments

Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service.  This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates.  Securities for which market quotations are not readily available are valued by the investment advisor under the supervision and responsibility of the Fund’s Board of Directors.  Investments in securities that are traded on a national securities exchange are valued at the closing prices.  Short-term investments are valued at amortized cost, which approximates fair value.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes.  Interest income is recorded on the accrual basis for both financial and income tax reporting. Dividend income is recognized on the ex-dividend date.  In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date.  Discounts are accreted over the life of the security.

Transactions with Shareholders

Fund shares are sold and redeemed at the net asset value.  Transactions of these shares are recorded on the trade date.  Dividends and distributions are recorded by the Fund on the ex-dividend date.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.

NRM Investment Company
February 28, 2010

Notes to Financial Statements

Note 1 - Nature of Business and Significant Accounting Policies - Continued

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2 - Investment Advisor and Management Fees and Other Transactions with Affiliates

The Fund has an investment advisory agreement which provides that the Fund pays to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual rate of .30% of the Fund’s net asset value.  The chief executive officer of the investment advisor is on the Board of Directors of the Fund.  Furthermore, the Fund’s president and chairman of the Board owns 80.1% of the Fund’s outstanding shares as of February 28, 2010.

Note 3 - Cost, Purchases and Sales of Investment Securities

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $-0- and $179,372, respectively, during the period ended February 28, 2010.

At February 28, 2010, the cost of investment securities owned is the same for financial reporting and federal income tax purposes.  Net unrealized depreciation of investment securities is $1,138,448 (aggregate gross unrealized appreciation of $390,064, less aggregate unrealized depreciation of ($1,528,512).

Note 4 –Fair Value Measurements

In September 2006,  the Financial Accounting Standards Board (“FASB”) issued guidance, now codified as FASB Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”. FASB ASC Topic 820 establishes a framework for measuring fair value and expands disclosures of fair value measurements in financial statements.

ASC 820-10 establishes a fair value hierarchy that proprirtizes the inputs to valuation methods used to measure fair value. The hierachy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of fair value hierarchy under ASC 820-10 are as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical unrestricted assets or liabilites.

Level 2- Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability.

Level 3- Prices or valuation techniques that require inputs that are both significant to fair value measurement and unobservable (i.e. support with little or no market value activity).

NRM Investment Company
February 28, 2010

Notes to Financial Statements

Note 4 –Fair Value Measurements - Continued

For financial assets measured at fair value on a recurring basis, the fair value measurement by the level within the fair value hierarchy used as at February 28, 2010 are as follows:

Valuation Inputs	Municipal Bonds	Preferred Stocks	Common Stocks	Real Estate Investment Trusts	Temporary Cash	Total
Level 1 - Quoted prices	-	$4,176,140	$560,830	$118,300	$336,030	$5,191,300

Level 2 - Other significant observable inputs	$6,255,428	-	-	-	-	$6,255,428

Level 3 - Significant unobservable inputs	-	-	-	-	-	-

Total	$6,255,428	$4,176,140	$560,830	$118,300	$336,030	$11,446,728

Note 5 - Environmental Liability

The Fund operated a steel processing factory between 1974 and 1979. During this period, it disposed of a relatively harmless chemical waste product consisting of a weak ferrous chloride solution. The independent transporters represented that its destination was at an approved site. Following various investigations beginning in the 1980’s and continuing to the present, the United States Environmental Protection Agency (EPA) determined that property on Broad Street in Doylestown, Pa. was used as an unapproved disposal site for many hazardous chemicals. In March 2008, it designated the site, called Chem-Fab, a National Priority “Super Fund” site requiring environmental remediation. Among the chemicals supposedly deposited there was ferrous chloride. Operations at Chem-Fab included ferrous chloride of greater strength than the Fund’s waste product. The EPA, supported by what it deems to be relevant documents and a witness statement, determined that the Fund and three others were responsible parties for disposal at Chem-Fab, and pursuant to statutory authorization, invited the four to participate in investigation and remediation. The expected cleanup cost for the site is uncertain but has been estimated at $5,000,000.

The Fund believes the EPA evidence of the Fund’s connection with the Chem-Fab site is weak and that any ferrous chloride of the kind the Fund produced and that may have been taken there caused no environmental harm. Based thereon, the Fund’s board of directors declined the invitation to remediate. On July 10, 2009, EPA acknowledged the refusal (as well as the refusals of the other three), indicating it would conduct an investigation and remediation study without outside participation.

NRM Investment Company
February 28, 2010

Notes to Financial Statements

Note 5 - Environmental Liability – Continued

The EPA, if it persists in its position that the Fund was in any way responsible, may bring formal action for reimbursement. Although the Fund will defend vigorously any such action that might be brought, counsel, at this early stage of the investigation, is unable to evaluate the risk other than to say it is serious and for the indefinite future should be regarded as material.

Note 6 - Transactions in Capital Stock and Components of Net Assets

Transactions in fund shares were as follows:

	Period Ended		Year Ended
	February 28, 2010-Unaudited		August 31, 2009
	Shares	Amount	Shares	Amount

Shares issued	-	$-	-	$-
Shares issued in reinvestment of dividends	11	35	9	25
Shares redeemed	-		(90,003)	(241,207)

Net Increase (Decrease)	11	$35	(89,994)	($241,182)

The components of net assets at February 28, 2010 and August 31, 2009 are as follows:

	February 28, 2010
	Unaudited	August 31, 2009

Capital shares, par value $.01 per share, 3,518,442 shares and 3,608,431 shares issued and outstanding at February 28, 2010 and August 31, 2009 (10,000,000 full and fractional shares authorized); and capital paid-in	$13,758,459	$13,758,424
Net realized loss on sale of investments*	(1,139,998)	(997,145)
Unrealized depreciation of investments	(1,138,448)	(1,267,992)
(Overdistributed) undistributed net investment income	(4,523)	3,461

Net Assets	$11,475,490	$10,796,748

*
Realized losses are the same for federal income tax purposes. Realized losses can be carried  forward until the year ended August 31, 2016 ($12,051) ,August 31, 2017 ($985,094), and August 31, 2018 ($142,853).

NRM Investment Company
February 28, 2010

Notes to Financial Statements

Note 7 - Distributions to Shareholders

The tax character of distributions paid are as follows during the period/year ended February 28, 2010 and August 31, 2009:

	2010	2009
Distributions paid from:
Tax-exempt interest and dividends	$96,529	$166,097
Taxable qualified dividends	132,168	168,506
Taxable ordinary dividends	-	1,354
Long-term capital gains	-	-
	$228,697	$335,957

Note 8 – Subsequent Events

The FASB issued guidance now codified as FASB ASC Topic 855, “Subsequent Events”.  Under FASB ASC Topic 855, the Fund is required to evaluate the events and transactions that occur after the balance sheet date but before the date the financial statements are issued, or available to be issued in the case of non-public entities.  FASB ASC Topic 855 requires entities to recognize in the financial statements the effect of all events or transactions that provide additional evidence of conditions that existed at the balance sheet date  including the estimates inherent in the financial preparation process.  Entities shall not recognize the impact of events or transactions that provide evidence about conditions that did not exists at the balance sheet date but arose after that date.  FASB ASC Topic 855 also requires entities to disclose the date through which subsequent events have been evaluated.  FASB ASC Topic 855 was effective for interim and annual reporting periods ending after June 15, 2009.  The Fund adopted the provisions of FASB ASC Topic 855 for the twelve months ended August 31, 2009.  Management has reviewed events occurring through April 25, 2010 the date the financial statements were issued, and has concluded that no additional subsequent events have occurred requiring accrual or disclosure.

NRM Investment Company
Fund’s Expenses

Fees and Expenses
The following table describes the fees and expenses you may pay if you by and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. However, these costs are reflected in the investment performance figures included in the prospectus. The expenses shown in the following table are based on those incurred in the fiscal year ended August 31, 2009:

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) imposed on Reinvested Dividends	None
Redemption Fees	None
Account Service Fees	None

Annual Fund Operating Expenses
(Expenses deducted from the Fund’s assets)
Management Expenses	.29	%1
12b-1 Distribution Fees	None
Other Expenses	1.11%
Total Annual Fund Operating Expenses	1.40%

1.  The percentage generally corresponds to the Fund’s contract with its investment advisor at an annual rate of .30% of the Fund’s portfolio value, payable quarterly, the -.01% difference in the chart being accounted for by value changes from quarter to quarter within the year and the differences between portfolio and net asset values.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years

$147	$457	$789	$1,727

NRM INVESTMENT COMPANY
Matters Submitted to Shareholders

The following items were submitted to the Company’s shareholders at their annual meeting on December 17, 2009:

Election of Directors

The Board of Directors (John H. McCoy, George W. Connell, Joseph Fabrizio, Anthony B. Fisher, and Raymond H. Welsh) were unanimously elected by the votes of all shareholders present.

Ethics Code

Based upon the Compliance Officer’s communications with the SEC staff, he recommended adoption of a restatement of the Company’s Ethics Code to assure full compliance with the mandate of SEC Rule 17j-1 under the Investment Company Act.  Included in the expanded code are disclosure procedures by access persons and reporting to the Board of quarterly activity. Based upon this information the shareholders present RESOLVED unanimously to adopt the restated Ethics Code.

Compliance Code

Following a conference with the staff of the SEC, noting its recommendations and in compliance with the current requirements of SEC Rule 38a-1 under the Investment Company Act, the Compliance Officer redrafted the Company’s compliance program. It was designed to prevent violations of the federal securities laws. The program was tailored to the Company’s normal, low volume operations and addressed what the Officer perceived to be limited areas of conflicts and other compliance factors that would create risk exposure for the Company. Based upon this information the shareholders present RESOLVED unanimously to adopt the restated Compliance Code.

AML Program

Consistent with the Bank Secrecy Act as modified by the U.S. Patriot Act and the regulations adopted thereunder, the Company is required to continue an anti-money laundering program (“BSA/AML”) reasonably designed to prevent the Company from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements.

NRM INVESTMENT COMPANY
Matters Submitted to Shareholders- Continued

By reason of the experience of the Company’s independent agents with receipts and disbursements of Company money (involving no “red flag” items), and within the framework of the Company’s present and future operations, its BSA/AML program is designed to rely upon the AML1, CIP2 and SAR3 programs carried out by the independent agents to the fullest extent consistent with regulations. It will be the duty of a Company’s AML Officer (appointed at this meeting) and certain other service providers to monitor such activities through ongoing permitted communications among the AML Officer, other service providers, and the independent agents. The Compliance Officer recommended the adoption of the AML program. Based thereon, the shareholders present RESOLVED unanimously to adopt the restated AML Program.

Fidelity Bond

The Company acquired a fidelity bond from Chubb & Sons effective as of February 3, 2009 covering the officers of the Company. SEC Rule 17g-1 under the Investment Company Act requires the Board’s disinterested directors to review and adopt a resolution approving the bond with each annual renewal. They did so and recommended to the shareholders that they ratify the Board’s action in this respect. Based thereon, the shareholders present RESOLVED unanimously to adopt the bond.

1 Anti-Money Laundering
2 Customer Identification Program
3 Suspicious Activity Reporting